SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 2, 2006
United Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Georgia	No. 0-21656	No. 58-180-7304

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
63 Highway 515, P.O. Box 398
Blairsville, Georgia 30512
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(706) 781-2265
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
SIGNATURES
Item 1.01     Entry into a Material Definitive Agreement
On February 28, 2006, United Community Banks, Inc. (the “Registrant”) entered into a Change of Control Severance Agreement with Guy W. Freeman, Executive Vice President of Banking, (the “New Agreement”). The New Agreement replaces an existing agreement dated June 7, 2001 that was scheduled to expire on Mr. Freeman’s 70th birthday (the “Old Agreement”). The New Agreement expires on Mr. Freeman’s 75th birthday but is otherwise consistent in all material respects with the terms and conditions of the Old Agreement. A copy of the New Agreement was included as Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission on March 1, 2006.
Item 1.02     Termination of a Material Definitive Agreement
Also on February 28, 2006, the Registrant and Mr. Freeman terminated the Old Agreement, replacing it with the New Agreement described in Item 1.01.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Rex. S. Schuette
Rex. S. Schuette
Executive Vice President and Chief Financial Officer

March 2, 2006